UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SABA CAPITAL INCOME & OPPORTUNITIES FUND

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Saba Capital Income & Opportunities Fund

405 Lexington Avenue, 58th Floor

New York, New York 10174

212-542-4635

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on December 17, 2026

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of Saba Capital Income & Opportunities Fund (the “Acquiring Fund”) is scheduled for December 17, 2026 at 11:00 A.M (the “Special Meeting Date”). Eastern Time via audio teleconference for the purposes described below and more fully described in the accompanying proxy statement (the “Proxy Statement”). Shareholders will not have to travel to attend the Special Meeting but will be able to view the Special Meeting live and cast their votes by accessing a web link.

At the Special Meeting, shareholders will be asked to vote on the following proposal (the “Proposal”):

1.	To approve the issuance of additional common shares of beneficial interest of the Acquiring Fund in connection with the Agreement and Plan of Reorganization (the “Reorganization Agreement”), pursuant to which Saba Capital Income & Opportunities Fund II (the “Target Fund”) would reorganize into the Acquiring Fund and the Target Fund would cease to operate as a standalone fund (the “Merger” or the “Reorganization”).

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting. The Board of Trustees recommends that you vote “FOR” the Proposal.

The Board of Trustees has fixed the close of business on November 2, 2026, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment(s) and postponement(s) thereof (the “Record Date”). Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than December 16, 2026, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Acquiring Fund or by voting virtually at the Special Meeting.

By order of the Board of Trustees,

Michael D’Angelo

Secretary

November 11, 2026

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing in the enclosed Proxy Statement or incorporated by reference into the Proxy Statement. You should carefully read the entire Proxy Statement because it contains details that are not in the Questions & Answers below.

Q: Why did you send me this proxy statement?

A: This booklet includes a notice of the Special Meeting (the “Notice”), proxy statement (the “Proxy Statement”) and a proxy ballot (the “Proxy Ballot”) for the Saba Capital Income & Opportunities Fund (the “Acquiring Fund”) in which you own shares. It provides you with information you should review before providing voting instructions on the matters listed in the Notice. The Notice, the Proxy Statement, and the Proxy Ballot were first mailed to shareholders of record on or about November 11, 2026.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Q: Why is a shareholder meeting being held?

A: You are being asked to approve the issuance of additional common shares of beneficial interest (“common shares”) of the Acquiring Fund (the “Proposal”), a Massachusetts business trust, in connection with the transfer of all of the assets of the Saba Capital Income & Opportunities Fund II (the “Target Fund”), a Delaware statutory trust, with and into the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund), the assumption by the Acquiring Fund of all liabilities of the Target Fund, the distribution of common shares of the Acquiring Fund to the shareholders of the Target Fund and complete liquidation of the Target Fund. Although the Acquiring Fund will continue its legal existence and operations after the reorganization of the Target Fund with and into the Acquiring Fund (the “Merger” or “Reorganization”), the rules of the New York Stock Exchange (the “NYSE”) (on which the Acquiring Fund’s common shares are listed) require the Acquiring Fund’s shareholders to approve the issuance of additional common shares in connection with the Reorganization. The purpose of the Proposal is to enable the Acquiring Fund to fulfill this requirement. Furthermore, the approval of the issuance is a condition precedent to closing the Reorganization under the Agreement and Plan of Reorganization (the “Reorganization Agreement”), and thus is necessary to consummate the Reorganization. The Reorganization is expected to occur in the fourth quarter of 2026.

The Acquiring Fund and the Target Fund (collectively, the “Funds”) are each a closed-end management investment company with an identical investment objective, and substantially identical principal investment strategies and principal risks. The Acquiring Fund would be the accounting and performance survivor of the Reorganization. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.” No changes to the investment objective, strategy, adviser, portfolio management team, fees, Fund structure or policies of the Acquiring Fund are being made in connection with the Reorganization.

Separately, the shareholders of the Target Fund are being asked to approve the Reorganization Agreement providing for the Reorganization.

Q: Why is the Reorganization being proposed?

A: Saba Capital Management, L.P. (the “Investment Manager”) recommended the Reorganization proposal as part of an initiative to increase the scale of assets of the Combined Fund, to help increase the quality and quantity of available investment opportunities and achieve greater operating efficiencies. The Board of Trustees of the Acquiring Fund (the “Board” or the “Acquiring Fund Board”) considered the Reorganization and determined that the Reorganization would be in the best interests of the Acquiring Fund. The Acquiring Fund Board believes that the proposed Reorganization would benefit the shareholders of the Acquiring Fund in a number of ways, including, among other things:

•	A higher post-reorganization overall AUM, providing greater efficiencies and scale to participate in investment opportunities from the Investment Manager;

•	The Reorganization would allow the Acquiring Fund to acquire without direct brokerage transaction costs, a significant portfolio of investments consistent with the investment objective and principal strategies of the Acquiring Fund; and
•	Greater portfolio diversification for the Acquiring Fund.

The Board also observed that potentially greater secondary market liquidity and improved secondary market trading for common shares as a result of the Combined Fund’s greater share volume may lead to a narrower trading discount of market price to net asset value (“NAV”) per share (“NAV Discount”), narrower bid-ask spreads and smaller trade-to-trade price movements.

For these reasons, among other factors, the Acquiring Fund Board has determined that the Reorganization is in the best interest of the Acquiring Fund and has approved the Reorganization, recommending that shareholders also approve it.

There can be no guarantee that any anticipated benefits will occur as a result of the Reorganization. Further, the Acquiring Fund Board considered that there can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below net asset value. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Acquiring Fund prior to the Reorganization. Additionally, there are no expected material federal income tax consequences for shareholders of the Target Fund and the Combined Fund. Please see the Question “Is the Reorganization expected to be taxable to the respective shareholders of the Acquiring Fund?” and “Board Considerations” below for additional information.

Q: What happens if the Reorganization is not approved by the Target Fund shareholders?

A: The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, including, among other things, the Acquiring Fund obtaining requisite shareholder approval. The Reorganization is also subject to the condition that it is approved by the Target Fund shareholders. In addition, certain other consents, opinions, confirmations and/or waivers from third parties, and lenders under the Acquiring Fund’s credit facility, must also be obtained. Because the closing of the Reorganization is contingent upon the Acquiring Fund and the Target Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur even if shareholders of the Acquiring Fund entitled to vote approve the Reorganization and the Acquiring Fund satisfies all of its closing conditions if the Target Fund does not obtain its requisite shareholder approval or satisfies (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, the Acquiring Fund Board may take such actions as it deems in the best interests of the Acquiring Fund, including (to the extent the Acquiring Fund did not obtain requisite shareholder approval of the Merger) conducting additional solicitations with respect to the proposed share issuance or, in any case, continuing to operate the Acquiring Fund as a standalone fund.

Both the Acquiring Fund and Target Fund exercise no influence or control over the determinations of such shareholders with respect to the Reorganization; there is no guarantee that such shareholders will vote to approve the Proposal.

Q: How will the fees and expenses of the Combined Fund compare to those of the Acquiring Fund?

A: The Acquiring Fund Board considered that its flat management fee rate is not subject to change as a result of the Reorganization. Furthermore, the Acquiring Fund Board observed that, due to operating efficiencies associated with the Reorganization, the Combined Fund’s “other expenses” are expected to decline and would result in “other expenses” that are more than 8 basis points lower than the Acquiring Fund’s current “other expenses” (excluding interest costs). See “Comparative Fee Tables” below for more detailed information on the fee/expense impacts of the Reorganization.

Q: Will my rights as a shareholder change as a result of the Reorganization?

A: No. Your rights as a shareholder will not change as a result of the Reorganization.

Q: How will the Reorganization be effected?

A: Assuming the Target Fund’s shareholders approve the respective Reorganization and the Acquiring Fund’s shareholders approve the Proposal and all other requisite closing conditions are satisfied, the Target Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Target

Fund’s obligations and liabilities and will issue Acquisition Shares (“Acquisition Shares”) to the Target Fund. If the Reorganization is completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Holders of shares of the Target Fund will receive Acquisition Shares, the aggregate net asset value equal to the value of the assets received from the Target Fund, net of liabilities and costs of the reorganization payable by the Target Fund.

For purposes of determining the Target Fund’s net asset value, please see “Accounting and Valuation Policies, Impact to the Combined Fund’s NAV” below.

Q: Will the Reorganization impact Fund distributions to shareholders?

A: The Acquiring Fund currently pays a monthly distribution of $0.085 per share, pursuant to its managed distribution plan. The Combined Fund expects to pay a monthly distribution in accordance with its current monthly distribution rate.

The Combined Fund intends to continue to make monthly distributions to shareholders in the month immediately following the closing of the Reorganization.

Q: Who will manage the Combined Fund’s portfolio?

A: Saba Capital currently serves as the Investment Manager to both the Acquiring Fund and the Target Fund. The Investment Manager manages the portfolio of the Acquiring Fund and the Target Fund using the same team of analysts and portfolio managers. Boaz Weinstein and Paul Kazarian are portfolio managers of both the Acquiring Fund and the Target Fund. The Combined Fund will continue to be managed by Saba Capital and Messrs. Weinstein and Kazarian after the completion of the Reorganization.

Q: Who will pay for the costs associated with the Special Meeting and each Reorganization?

A: The Acquiring Fund and the Target Fund will bear their respective costs of the Reorganization, whether or not the Reorganization is consummated. The Acquiring Fund will bear all of the costs associated with the Special Meeting.

The costs of the Reorganization for the Acquiring Fund (including the costs associated with the Special Meeting) are estimated to be $325,000, but the actual costs may be higher or lower than that amount. These costs consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization. If the Reorganization is not consummated for any reason, including because the requisite shareholder approval is not obtained, the Acquiring Fund will still bear the costs of the Reorganization.

Q: Is the Reorganization expected to be taxable to the respective shareholders of the Acquiring Fund?

A: No. As a non-waivable condition to closing, each Fund will receive an opinion of counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. It is expected that shareholders of the Target Fund who receive Acquisition Shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization.

Q: How does the Board of Trustees of the Acquiring Fund suggest that I vote?

A: After careful consideration, the Acquiring Fund Board has determined that the issuance of Acquisition Shares in connection with the Reorganization is in the best interests of the Acquiring Fund and recommends that you vote FOR such Proposal.

The Board of Trustees of the Target Fund (the “Target Fund Board”) has also determined that the Reorganization is in the best interests of the Target Fund and recommended that its shareholders approve the Reorganization.

Q: How do I vote my shares?

A: You may submit your Proxy Ballot in one of four ways:

•	By Internet. Please refer to the enclosed Proxy Ballot, go to the internet address provided and follow the instructions for voting on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.
•	By Telephone. Please call the toll-free number for telephone voting, which can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.
•	By Mail. Please mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.
•	Virtually at the Special Meeting. You can vote your shares virtually at the Special Meeting. There is no physical location for the Special Meeting. To vote at the Special Meeting, please log into the meeting website at https://www.viewproxy.com/sabacapital/broadridgevsm2/. You will need to enter your control number to attend and vote at the Special Meeting

If you encounter any difficulties accessing the live webcast and listen-only conference call before or during the Special Meeting time, please call Broadridge at (855) 376-4749 (Toll Free).

You may authorize a proxy to vote via the Internet or by Telephone at any time prior to 11:59 p.m. Eastern Time on December 16, 2026, the day before the Special Meeting.

Q: When and where will the Special Meeting be held?

A: The Special Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a shareholder of record as of the close of business on November 2, 2026 (the “Record Date”), or if you hold a valid proxy for the Special Meeting. There will be no physical location for the Special Meeting.

You will be able to attend the Special Meeting online and submit your questions during the Special Meeting by visiting https://www.viewproxy.com/sabacapital/broadridgevsm2/. You also will be able to vote your shares online by attending the Special Meeting by webcast. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

The virtual Special Meeting will begin promptly at 11:00 AM, Eastern Time, on December 17, 2026 (the “Special Meeting Date”). We encourage you to access the Special Meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q: How can I attend and participate in the Special Meeting?

A: To attend and participate in the Special Meeting, shareholders can visit https://www.viewproxy.com/sabacapital/broadridgevsm2/ and submit the requested required information to Broadridge.

Shareholders may vote before or during the Special Meeting at proxyvote.com. Only shareholders of the Acquiring Fund, as of the Record Date, present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

Q: Who do I contact for further information?

A: If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please contact Campaign Management toll-free at 1 (844) 410-4009 or via email at info@campaign-mgmt.com.

Your vote is very important. We encourage you as a shareholder to participate in the Acquiring Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Acquiring Fund may not be able to hold the Special Meeting or vote on the Proposal and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

SABA CAPITAL INCOME & OPPORTUNITIES FUND
(the “Acquiring Fund”)

405 LEXINGTON AVENUE
NEW YORK, NEW YORK 10174
PROXY STATEMENT

For the Special Meeting of Shareholders
to be held on December 17, 2026

This Proxy Statement is being furnished to shareholders of the Acquiring Fund in connection with the solicitation of proxies by the Acquiring Fund’s Board of Trustees (the “Acquiring Fund Board” and each trustee a “Board Member”) for use at the Special Meeting of Shareholders of the Acquiring Fund to be held on December 17, 2026, at 11:00 AM, Eastern Time, and at any and all adjournments or postponements thereof (the “Special Meeting”), to consider the issuance of additional common shares of beneficial interest (“common shares”) of the Acquiring Fund in connection with the transfer of all of the assets of Target Fund with and into the Acquiring Fund in exchange solely for newly issued common shares of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund), the assumption by the Acquiring Fund of all liabilities of the Target Fund, the distribution of common shares of the Acquiring Fund to the shareholders of the Target Fund and complete liquidation of the Target Fund (the “Merger” or the “Reorganization”). The Proposal is discussed in greater detail elsewhere in this Proxy Statement. This document is a proxy statement of the Acquiring Fund. The enclosed proxy card and this Proxy Statement are first being sent to shareholders of the Acquiring Fund on or about November 11, 2026. Shareholders of record of the Acquiring Fund as of the close of business on November 2, 2026 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

The Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. There is no physical location for the Special Meeting. If your shares are registered in your name, you will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting by visiting: https://www.viewproxy.com/sabacapital/broadridgevsm2/.

Shareholders whose shares are registered directly with the Acquiring Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Ballot in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number.

On the matter coming before the Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is properly executed and timely returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders of the Acquiring Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with the Acquiring Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting at the virtual Special Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card.

However, merely attending a Special Meeting will not revoke any previously submitted proxy.

Each shareholder of the Acquiring Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum.

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve the Proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

If a shareholder abstains from voting as to the Proposal, then the shares represented by such abstention will be counted for purposes of establishing a quorum but will have no effect on the outcome of the Proposal being voted on at the Special Meeting.

Broker-dealer firms holding shares of the Acquiring Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Acquiring Fund’s Special Meeting. The Acquiring Fund understands that, under the rules of the NYSE, such broker-dealer firms may, for certain “routine” matters, vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee properly submits a proxy but that are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The Proposal is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. As a result, there will be no broker non-votes received with respect to the Proposal at the Acquiring Fund’s Special Meeting and, as such, they will not count towards the quorum requirement.

The Proposal requires approval by a majority of votes cast on the Proposal.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of the Acquiring Fund as of the close of business on November 2, 2026 and entitled to vote at the Acquiring Fund’s Special Meeting will be entitled to one vote for each share held.

As of the Record Date, the shares of the Acquiring Fund issued and outstanding are as follows:

Ticker Symbol	Common Shares(1)
BRW	[●]

(1)	The common shares of the Acquiring Fund are listed on the NYSE. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund (BRW) will continue to be listed on the NYSE.

The Acquiring Fund and the Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Acquiring Fund and the Target Fund, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund to which this Proposal relates, may be obtained through the EDGAR database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

Reports, proxy statements and other information concerning Acquiring Fund and the Target Fund can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

PROPOSAL

To approve the issuance of additional common shares of Saba Capital Income & Opportunities Fund (the “Acquiring Fund”) in connection with the Agreement and Plan of Reorganization (the “Reorganization Agreement”) of Saba Capital Income & Opportunities Fund II (the “Target Fund”) with and into the Acquiring Fund.

General

Saba Capital Management, L.P. (the “Investment Manager”), recommended the Proposal to the Board of Trustees of the Acquiring Fund (the “Board” or the “Acquiring Fund Board”), i.e., to approve the Reorganization Agreement, pursuant to which the Target Fund would reorganize into the Acquiring Fund and the Target Fund would cease to operate as a standalone fund (the “Merger” or the “Reorganization”). The Investment Manager recommended the Proposal as part of an initiative to increase the scale of assets of a Combined Fund (to help increase the quality and quantity of investment opportunities), achieve greater operating efficiencies (through the combination of substantially identical Funds), and provide the Target Fund with access to a leverage facility that can help fuel additional returns. The Acquiring Fund Board considered the Merger and determined that the Merger would be in the best interests of the Acquiring Fund. The Acquiring Fund Board believes that the proposed Merger would benefit the shareholders of the Acquiring Fund in a number of ways, including, among other things:

•	A higher post-reorganization overall AUM, providing greater efficiencies and scale to participate in investment opportunities from the Investment Manager;
•	The Reorganization would allow the Acquiring Fund to acquire without direct brokerage transaction costs, a significant portfolio of investments consistent with the investment objectives and principal strategies of the Acquiring Fund; and
•	Greater portfolio diversification for the Acquiring Fund.

For these reasons, among other factors, the Acquiring Fund Board has determined that the Merger is in the best interest of the Acquiring Fund and has approved the Merger, recommending that shareholders also approve it.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained, including approval of the issuance of additional common shares of the Acquiring Fund (“Acquisition Shares”) in connection with the Reorganization Agreement and approval of the Reorganization Agreement by the Target Fund shareholders. In addition, certain other consents, opinions, confirmations and/or waivers from third parties, and lenders under the Acquiring Fund’s credit facility, must also be obtained. Because the closing of the Merger is contingent upon the Acquiring Fund and the Target Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur even if shareholders of the Acquiring Fund entitled to vote approve the Merger and the Acquiring Fund satisfies all of its closing conditions if the Target Fund does not obtain its requisite shareholder approvals or satisfies (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Acquiring Fund Board may take such actions as it deems in the best interests of the Acquiring Fund, including (to the extent the Acquiring Fund did not obtain requisite shareholder approval of the Merger) conducting additional solicitations with respect to the Proposal or, in any case, continuing to operate the Acquiring Fund as a standalone fund.

Both the Acquiring Fund and the Target Fund exercise no influence or control over the determinations of such shareholders with respect to the Merger; there is no guarantee that such shareholders will vote to approve the Proposal. For a fuller discussion of the Boards’ considerations regarding the approval of the Merger, see “—Board Considerations” below.

Board Considerations

Based on the considerations described below, the Acquiring Fund Board has determined that the Merger would be in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Merger. At a meeting held on March 10, 2026, the Acquiring Fund Board first approved the Merger, and recommended its shareholders approve issuance of the Acquisition Shares. The Merger was then terminated on March 24, 2026, and the Board subsequently re-approved the Merger and recommended its shareholders approve issuance of the Acquisition Shares at a Board meeting held on August 20, 2026 (the “Board Meeting”).

At and prior to the Board Meeting, including at several prior meetings, the Investment Manager made presentations and provided the Acquiring Fund Board with information relating to the proposed Merger. Prior to approving the Merger, the Acquiring Fund Board reviewed the foregoing information with its independent legal counsel and with management. The Acquiring Fund Board considered that the Investment Manager had recommended the Proposal as part of an initiative to increase the scale of assets into a Combined Fund and achieve greater operating efficiencies for the Acquiring Fund as well as the Investment Manager. The Acquiring Fund Board considered the following factors (as applicable), among others, in approving the Merger, including the issuance of the Acquisition Shares:

•	Compatibility of the Acquiring Fund’s and Target Fund’s Investment Objectives and Principal Investment Strategies;
•	Consistency of Portfolio Management;
•	Compatibility of Portfolios;
•	Comparison of Performance;
•	Effect on Fees and Expense Ratios;
•	Tax Considerations;
•	Terms of the Merger and its Impact on shareholders;
•	Costs of the Merger;
•	Evaluation of Shareholder Benefits; and
•	Potential Benefits to Saba Capital as Investment Manager.

Highlights of specific considerations are further detailed below. References to “Funds” in this section refer to both the Target Fund and Acquiring Fund, and references to “Board” or “Boards” refer to both the Acquiring Fund Board and Target Fund Board, unless otherwise indicated.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards considered that the Funds have identical investment objectives of seeking to provide shareholders with a high level of current income, with a second goal of capital appreciation, and substantially identical principal strategies policies and risk factors.

Consistency of Portfolio Management. Each Fund has the same investment manager. In addition, each Fund has the same portfolio managers, who will continue to manage the Combined Fund upon completion of the Merger. The Boards considered that Acquiring Fund shareholders would remain invested in a NYSE-listed closed-end management investment company (with an identical investment objective) that will have greater net assets and the same investment manager and portfolio managers.

Compatibility of Portfolios. The Target Fund and the Acquiring Fund have similar portfolio holdings with significant overlap, though there are some positions unique to each Fund which would result in greater portfolio diversification for each Fund.

Effect of the Merger on Fees and Expense Ratios. The Boards considered the management fee and operating expense ratios of each Fund (including the estimated operating expense ratio of the Combined Fund following the Merger). In this regard, the Target Fund Board considered that the flat management fee of the Acquiring Fund is higher than the fund-level management fee schedule of the Target Fund and that, as a result, a higher effective management fee rate was expected for the Combined Fund (than the Target Fund). The Board considered that the Acquiring Fund’s flat management fee rate is not subject to change as a result of the Reorganization. Furthermore, the Acquiring Fund Board observed that, due to operating efficiencies associated with the Merger, the Combined Fund’s “other expenses” are expected to decline and would result in “other expenses” that are more than 8 basis points lower than the Acquiring Fund’s current “other expenses” (excluding interest costs).

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Merger, the Acquiring Fund Board considered that the Merger is being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Combined Fund. Each Board considered that the Combined Fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares after the Merger, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganization. It is anticipated that the Merger will qualify as a tax-free reorganization for federal income tax purposes, and both Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions).

Expected Costs of the Merger. The Board considered the estimated costs associated with the Merger and the allocation of such costs between the Funds.

Terms of the Merger and Impact on Shareholders. The Board reviewed with counsel the terms of the Reorganization Agreement, including, among others, the provisions setting forth the mechanics of the Reorganization, the conditions to closing, and termination provisions. The terms of the Merger are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Board considered that each holder of common shares of the Target Fund will receive Acquisition Shares with a net asset value equal to the net asset value of the common shares of the Target Fund (“Target Fund Shares”).

Specific Potential Benefits to Acquiring Fund Shareholders. The Acquiring Fund Board took into account the following key potential benefits of the proposed Merger:

•	A higher post-reorganization overall AUM, providing greater efficiencies and scale to participate in investment opportunities from the Investment Manager;
•	The Reorganization would allow the Acquiring Fund to acquire without direct brokerage transaction costs, a significant portfolio of investments consistent with the investment objective and principal strategies of the Acquiring Fund;
•	Increased portfolio management flexibility due to the larger asset base of the Combined Fund;
•	Greater portfolio diversification; and
•	Potentially greater secondary market liquidity and improved secondary market trading for common shares as a result of the Combined Fund’s greater share volume, which may lead to a narrower trading discount of market price to NAV per share, the NAV Discount, narrower bid-ask spreads and smaller trade-to-trade price movements;

Potential Benefits to the Investment Manager and Affiliates. The Board also considered that the Merger would result in some benefits and economies of scale for the Investment Manager and its affiliates. These would include, for example, an expected aggregate increase to management fees (due to the Target Fund currently having a lower management fee rate) and a reduction in the level of operational and other support by the Investment Manager as a result of the elimination of the Target Fund as a separate fund.

Conclusion. Based on all of the foregoing, with no factor being determinative, the Board approved the Merger, concluding that the Merger is in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Merger. In this connection, the Board authorized and approved the issuance of the Acquisition Shares in connection with the Merger.

Information about the Reorganization

The Agreement and Plan of Reorganization by and among the Acquiring Fund and the Target Fund (the “Reorganization Agreement”), in the form attached as Appendix A to this Proxy Statement, sets forth the terms of the Merger and provides for the reorganization of the Target Fund with and into the Acquiring Fund, the Acquiring Fund continuing as the surviving company and the separate legal existence of the Target Fund ceasing for all purposes as of the Effective Time (as defined below). The Target Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Target Fund’s obligations and liabilities and will issue Acquisition Shares to the Target Fund. The Acquisition Shares will have an aggregate net asset value equal to the value of the assets received from the Target Fund, net of liabilities and costs of the reorganization payable by the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to its shareholders of record the Acquisition Shares received by the Target Fund. As a result, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in the Reorganization. The net asset value of the Target Fund assets and the Acquisition Shares shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Reorganization closing date using the valuation procedures of each Fund (which are identical) or such other valuation procedures as would be mutually agreed upon by the parties.

Outstanding Shares

As of the Record Date, the Acquiring Fund had [●] common shares outstanding.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRING FUND VOTE “FOR” THE PROPOSAL.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. The Reorganization Agreement is attached as Appendix A to the Proxy Statement. Capitalized terms used herein and not otherwise defined, are defined in the Reorganization Agreement attached as Appendix A.

Calculation of Number of Fund Shares

A number of Acquisition Shares with an aggregate net asset value equal to the value of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund) acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments. The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, and the amounts of their liabilities shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed by the parties, and no adjustment will be made to the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquisition Shares shall be determined in accordance with such procedures.

The Acquiring Fund shall issue to each Target Fund Shareholder book-entry interests for the Acquisition Shares registered in the name of such Target Fund Shareholder on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Shares. No fractional shares of Acquisition Shares will be issued to holders of Target Fund Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquisition Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the NYSE at the current market price for Acquisition Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon issuance of book-entry interests representing Acquisition Shares.

Conditions

The completion of the Merger is subject to certain conditions described in the Reorganization Agreement, including among others:

•	The Target Fund shall have declared and paid a dividend or dividends that, together with all previous dividends, shall have the effect of distributing all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, to the shareholders of the Target Fund for all taxable periods ending on or before the closing date of the reorganization, (after reduction for any available capital loss carryforwards and excluding any net capital gains on which the Target Fund paid U.S. federal income tax).
•	The Target Fund and the Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the reorganization.
•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.
•	The shareholders of the Target Fund will have approved the Reorganization Agreement by the requisite vote.
•	The shareholders of the Acquiring Fund will have approved the issuance of the Acquisition Shares by the requisite vote.
•	The Target Fund and the Acquiring Fund will have each received a satisfactory opinion of tax counsel to the effect that as described in more detail below in the section entitled “U.S. Federal Income Tax Status of the Reorganization,” the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes in the exchange of their Target Fund Shares for the Acquisition Shares of the Acquiring Fund in connection with the reorganization and the Target Fund generally will not recognize gain or loss as a direct result of the reorganization.
•	Certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s credit facilities, must also be obtained.

Termination

The Reorganization Agreement and the transactions contemplated by it may be terminated by mutual agreement of the Target Fund and the Acquiring Fund at any time prior to the closing thereof, or by either the Target Fund or the Acquiring Fund (i) in the event of a material breach of the Reorganization Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Reorganization Agreement. In the event of a termination of the Reorganization Agreement, each fund will bear all of its costs associated with the Reorganization.

Expenses of the Reorganization

The costs of the Merger for the Acquiring Fund are currently estimated to be $325,000, but the actual costs may be higher or lower than that amount. These costs consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger. If the Merger is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Acquiring Fund and of the Target Fund will still bear their costs, respectively.

COMPARISON OF THE ACQUIRING FUND AND THE COMBINED FUND

The Combined Fund will be managed by Saba Capital, the Acquiring Fund’s and Target Fund’s current Investment Manager. The Investment Manager manages the portfolio of the Acquiring Fund and the Target Fund using the same team of analysts and portfolio managers. Boaz Weinstein and Paul Kazarian are portfolio managers of both the Acquiring Fund and the Target Fund. The Combined Fund will continue to be managed by Saba Capital and Messrs. Weinstein and Kazarian after the completion of the Merger.

The Acquiring Fund and Target Fund have identical investment objectives, and substantially identical principal investment strategies. Additionally, the Acquiring Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

References to “Funds” in this section refer to both the Target Fund and Acquiring Fund, unless otherwise indicated.

Fees and Expenses

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization based on the expenses for the period ended April 30, 2026 (on an annualized basis). The purpose of the Comparative Fee Table and the related analysis is to assist you in understanding the various costs and expenses of investing in common shares of the Funds (with and without taking into account investment related expenses such as interest costs). The information in the table reflects the fees and expenses of each Fund for the annual period ended April 30, 2026 and the pro forma fees and expenses of the Combined Fund following the Merger for the annual period ended April 30, 2026 assuming the Reorganization was completed on April 30, 2026. The information in the table does not reflect the Expense Limitation Agreement between the Acquiring Fund and the Investment Manager that was in effect during the 2025 fiscal year as that agreement was terminated on July 1, 2026 pursuant to its terms and it will not be renewed.

The value of the assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

It is important to note that following the Reorganization, shareholders of the Target Fund would be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma Combined Fund fees and expenses.

Comparative Fee Tables

Below is a comparative fee table showing the impact of the Merger on fees and expenses, taking into account the additional costs associated with investment leverage and short sales. The information for the combined fund assumes consummation of the Merger at the beginning of the Acquiring Fund’s last fiscal year.

Comparative Fee Table(1) (taking into account interest and other direct financing costs associated with leverage and short sales)

	Target Fund	Acquiring Fund	Combined Fund Pro Forma (2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.68%	1.12%	1.21%
Interest, Dividend Expense and Related Expenses from Borrowings or Short Sales (3)	2.55%	2.70%	3.11%
Other Expenses (4)	1.13%	1.00%	0.92%
Total Annual Expenses	4.36%	4.82%	5.24%

(1)	The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares for the period ended April 30, 2026 (on an annualized basis). No material shareholder transaction expenses are applicable or reflected in the above table.

(2)	Assumes the application of the Acquiring Fund’s management fee rate following the Merger and does not reflect the expense limitation agreement.

(3)	Assumes the combined fund will access the full amount of borrowings available under the current credit facility of the Acquiring Fund. Such amounts may change prior to the closing date.

(4)	Other Expenses are estimated for the current period based on actual expenses from the prior semi-annual reporting period and do not reflect the expense limitation agreement.

Below is a comparative fee table showing the impact of the Merger on operating fees and expenses by comparing the operating fees and expenses of the combined fund (assuming consummation of the Merger) to the present operating fees and expenses of each of the Target Fund and the Acquiring Fund, in each case without taking into account financing costs associated with borrowings and short sales.

Comparative Fee Table(1) (without taking into account interest and other direct borrowing costs associated with leverage and short sales)

	Target Fund	Acquiring Fund	Combined Fund Pro Forma (2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.68%	1.12%	1.21%
Other Expenses (3)	1.13%	1.00%	0.92%
Total Annual Expenses	1.81%	2.12%	2.13%

(1)	The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares, without the cost of leverage, as of April 30, 2026 (on an annualized basis). No material shareholder transaction expenses are applicable or reflected in the above table.

(2)	Assumes the application of the Acquiring Fund’s management fee rate following the Merger and does not reflect the expense limitation agreement.

(3)	Other Expenses are estimated for the current period based on actual expenses from the prior semi-annual reporting period and do not reflect the expense limitation agreement.

The value of the assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Example: The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example takes into account the borrowing costs and expenses associated with investment leverage and short sales as reflected in the Comparative Fee Table shown above immediately prior to this “Example” section. The example assumes that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The example also assumes a 5% annual return. The example should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Target Fund	$43.59	$131.61	$220.76	$448.69
Acquiring Fund	$48.22	$144.93	$241.98	$486.12
Combined Fund Pro Forma	$52.44	$156.93	$260.91	$518.65

Additional Comparative Fee Information

In addition, given that the Acquiring Fund leverages its assets, the following comparative fee information is presented on the basis of Managed Assets, which better illustrates the fees and expenses paid by the Acquiring Fund and the Target Fund as a percentage of their respective total dollar value of investment exposure. All annual expenses are stated as a percentage of Managed Assets, taking into account interest and other direct financing costs associated with leverage and short sales, and are estimated for the combined fund following the Merger for the period ended April 30, 2026, on an annualized basis.

The Target Fund’s management fees represent 0.68% of Managed Assets, while the Acquiring Fund’s management fees are 1.05% of Managed Assets. Following the Merger, the combined fund’s pro forma management fees are estimated at 1.05% of Managed Assets, reflecting the application of the Acquiring Fund’s management fee rate.

Interest, dividend expense, and related expenses from borrowings or short sales constitute the largest component of annual expenses for each fund. The Target Fund incurs such expenses at a rate of 2.55% of Managed Assets, compared to 2.20% of Managed Assets for the Acquiring Fund. On a pro forma basis, the combined fund’s interest, dividend and related expenses are estimated at 2.34% of Managed Assets (which is less than the amount incurred by the Target Fund), assuming the combined fund will access the full amount of borrowings available under the current credit facility of the Acquiring Fund. Such amounts may change prior to the closing date.

Other expenses for the Target Fund are 1.13% of Managed Assets, compared to 0.94% for the Acquiring Fund. On a pro forma basis, the combined fund’s other expenses are estimated at 0.89% of Managed Assets (which is less than the amount incurred by the Target Fund). Other expenses are estimated for the current period based on actual expenses from the prior semi-annual reporting period and do not reflect the expense limitation agreement.

In total, the Target Fund’s annual expenses are 4.36% of Managed Assets, the Acquiring Fund’s total annual expenses are 4.19% of Managed Assets, and the combined fund’s pro forma total annual expenses are estimated at 4.28% of Managed Assets (which is less than the amount incurred by the Target Fund).

Investment Objectives and Strategies

Investment Objectives and Policies. The Funds have identical investment objectives and substantially identical principal strategies.

Both Funds have an investment objective of seeking to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The objectives of both Funds may be changed by each Board without shareholder approval upon 60 days’ prior written notice to shareholders.

Both Funds have the following principal investment strategies:

In pursuing its objectives, each Fund invests in debt and equity securities of public and private companies, which can include, among other things, investments in:

•	Public and private debt instruments: Each of the Funds may invest in a wide array of debt investments including: corporate bonds, private credit, senior loans, convertible securities, asset-backed securities, collateralized loan obligations, high-yield securities, mortgage related derivative instruments, other mortgage related securities, U.S. government debt securities, preferred securities, municipal securities, distressed and defaulted securities, credit default swaps, structured instruments, sovereign governmental and supranational debt, event-linked instruments/catastrophe bonds, and reinsurance notes. These investments may be issued by public or private issuers.

•	Public and Private Equity Securities: Each of the Funds may invest in equity securities, including common stocks, warrants, real estate investment trusts, depositary receipts, and listed and unlisted private equity funds or other private funds.

•	Closed end funds: Each of the Funds invests in closed end funds and non-U.S. equivalents (e.g., investment trusts traded on non-U.S. exchanges) that pursue a variety of strategies, including, but not limited to, closed end funds that invest in dividend and other income-producing securities (e.g., equity securities) and closed end funds that invest in alternative assets, debt and loans, including high yield or non-investment grade securities. The closed end funds have the flexibility to invest in a broad range of securities. The Acquiring Fund may also invest in closed end funds that are, or the Investment Manager believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the closed end fund’s net asset value.

•	Other Investment Companies: In addition to closed end funds and non-U.S. equivalents (e.g., investment trusts traded on non-U.S. exchanges, each of the Funds may invest in securities of other investment companies (including exchange-traded funds, business development companies, interval funds, real estate investment trusts (“REITS”) and money market funds, including other investment companies managed by the Investment Manager or its affiliates), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Funds may invest directly.

•	Private Funds: Each of the Funds may invest in private funds that pursue private credit, real estate, reinsurance, fixed income or equity strategies.

•	Derivatives: Each of the Funds may also invest in derivatives, such as swaps, options or other instruments seeking indirect investment or exposures to any of the foregoing investments to enhance returns or for hedging or other purposes.

•	Reinsurance: Each of the Funds may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and/or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties.

•	Special purpose acquisition companies (“SPACs”): A SPAC is typically a publicly traded company that raises investment capital via an initial public offering for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions.

Accounting and Valuation Policies, Impact to the Combined Fund’s NAV

Both Funds are subject to identical valuation policies and procedures.

References to “Fund” or “Funds” below refer to both the Acquiring Fund and Target Fund, unless otherwise indicated.

The NAV of each Fund’s common shares will be computed based upon the value of the Fund’s portfolio securities and other assets. NAV per common share will be determined as of the close of the regular trading session on the NYSE on each business day on which the NYSE is open for trading. The Acquiring Fund calculates NAV per common share by dividing the value of the Fund’s assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the common shares by the number of common shares outstanding.

Both the Acquiring Fund and Target Fund utilize the valuation policies summarized below:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Acquiring Fund on a day on which the Acquiring Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If the Acquiring Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which the Acquiring Fund values such security, the prior day’s price will be used, unless the Investment Manager determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).

Fixed-Income Investments. Investments for which market quotations are readily available are valued at fair market value. Securities (including common stock, closed end funds, investment trusts, preferred stock, unit trusts and SPACs) listed or traded on an exchange are valued at their last sales price or official closing price as of the close of the regular trading session on the exchange where the particular security at the last sale price as of the market close for such security provided by the Consolidated Tape Association (“CTA”). Investments in money market funds are valued at NAV, which approximates fair market value. The private fund investments are valued at the NAV reported by the private funds’ general partner or investment adviser. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with the Accounting Standards Codification (“ASC”) 946. Because of the inherent uncertainty of valuations of the investments in the private funds, their estimated values may differ significantly from the values that would have been used had a ready market for the private funds existed, and the differences could be material. Corporate bonds, convertible corporate bonds, mortgage-backed securities, sovereign debt obligations and senior loans are valued at mid-level prices provided by independent pricing services. Exchange traded derivatives such as warrants, rights, options and futures contracts are valued at last sales price on the valuation date or, if such price is not available, the mean between the last bid and ask prices (the “mid-price”) from the exchange on which they are principally traded. Non-exchange traded derivatives whose underlying reference assets are exchange-traded products (such as total return swaps) are fair valued using the last sales price or mid-price of the underlying reference asset. Other non-exchange traded derivatives (such as credit default swaps) are valued by independent pricing services, which use various techniques including industry standard pricing models, to determine the fair value of those instruments. Investments for which market quotations are not readily available (including common stock, preferred stock, participation agreements, SPACs, warrants and simple agreement for future equity contracts) are valued by third-party valuation specialists or at cost, which approximates fair market value.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Acquiring Fund on a day on which the Acquiring Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Acquiring Fund values such option, the prior day’s price will be used, unless the Investment Manager determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Policy (as defined below).

Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at the NAV reported by the funds. Shares of underlying exchange-traded closed-end funds and ETFs will be valued at their most recent closing price.

General Valuation Information. In determining the market value of portfolio investments, the Acquiring Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the assets being valued at a price different from the price that would have been determined had the matrix or formula method not been used. The price the Acquiring Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Acquiring Fund, and the Acquiring Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

All cash, receivables and current payables are carried on the Fund’s books at their fair value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Acquiring Fund values its assets and liabilities.

In the event that a pricing service quotation is revised or updated subsequent to the day on which the Acquiring Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Investment Manager, the Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Acquiring Fund (including restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to the Valuation Policy. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Acquiring Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s common shares may be significantly affected on days when investors can neither purchase nor sell shares of the Acquiring Fund.

Fair Value. Investments held by the Acquiring Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with Rule 2a-5 promulgated under the Investment Company Act, the Board has appointed the Investment Manager as the Fund’s valuation designee. In that role, it has established a Valuation Committee (the “Valuation Committee”) that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Investment Manager (the “Valuation Policy”). Under Rule 2a-5, the Board has assigned to the Investment Manager general responsibility for determining, in accordance with the Valuation Policy, the value of its investments. The Valuation Committee is led by the Investment Manager’s Chief Financial Officer and other senior executives of the Investment Manager. Additionally, the Investment Manager’s portfolio managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Valuation Committee. The majority of Valuation Committee members are independent of the Fund’s portfolio investment decisions. The Valuation Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in ASC 820, which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Acquiring Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUND

Description of Common Shares to be Issued by the Acquiring Fund

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of common shares of each Fund are entitled to one vote per share on any matter on which they are entitled to vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include similar voting provisions. Copies of the Declaration of Trust and by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, without par value. If the Merger is consummated, the Acquiring Fund will issue additional common shares on the closing date to the Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of the Target Fund that are transferred in connection with the Merger, in each case as of the Valuation Time. The value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Acquiring Fund’s outstanding common shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Merger will be identical to the terms of the Acquiring Fund common shares that are then outstanding. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable except as described under “Summary Description of Massachusetts Business Trusts” below.

Capitalization

The following tables set forth the unaudited equity capitalization of the Funds as of April 30, 2026, and the pro forma combined equity capitalization of the Acquiring Fund as if the Merger had occurred on that date assuming the completion of the Merger. Please see “Accounting and Valuation Policies, Impact to the Combined Fund’s NAV” for additional information.

The table below sets forth the capitalization of the Acquiring Fund and Target Fund as of April 30, 2026 and the pro forma capitalization of the Combined Fund, assuming the Reorganization was consummated as of April 30, 2026.

	Target Fund		Acquiring Fund		Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Shareholders’ Equity
Common Shares, without par value; 26,989,322 shares outstanding for the Target Fund, 51,935,014 shares outstanding for the Acquiring Fund and [●] shares outstanding for the combined fund pro forma	$		$		$		$
Paid-in surplus		357,869,956		556,734,786
Total distributable earnings		(82,954,975)		(201,626,084)		—
Net assets applicable to common shares		$261,156,193		$396,751,446	$		$
Common shares outstanding		26,989,322		51,935,014
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)		$9.67		$7.63			$
Common		Unlimited		Unlimited				Unlimited

(1)	The pro forma balances are presented as if the Merger was effective as of April 30, 2026, are presented for informational purposes only, which amounts may change prior to the closing date. The actual closing date of the Merger is expected to be on or about December 31, 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)	Assumes the issuance of [●] Acquiring Fund common shares to Target Fund shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and the Target Fund as of April 30, 2026, adjusted for estimated Merger costs.

(3)	Includes the impact of estimated total Merger costs of $650,000 which are currently estimated to be borne by the Target Fund and the Acquiring Fund in the amounts of $325,000 and $325,000, respectively.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION AND REQUIREMENTS

Quorum and Tabulation

Each shareholder of the Acquiring Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will have no effect on the outcome of the Proposal being voted on at the Special Meeting. However, such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.

The Proposal is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. As a result, there will be no broker non-votes received with respect to the Proposal at the Acquiring Fund’s Special Meeting and such “non-votes” will not count towards determination of the quorum.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve the Proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Appraisal Rights

Under the organizational documents of the Acquiring Fund, shareholders do not have dissenters’ rights of appraisal with respect to their shares in connection with the Merger.

Vote Required for the Proposal

The Proposal requires approval by a majority of votes cast on the Proposal.

INVESTMENT MANAGER, Custodian, and Transfer Agent

Saba Capital Management, L.P.’s address is 405 Lexington Avenue, New York, New York 10174.

The custodian of the assets of the Acquiring Fund and Target Fund is Bank of New York Mellon, whose principal business address is 240 Greenwich Street, New York, NY 10286. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Equiniti Trust Company, LLC (“EQ”), whose principal business address is 48 Wall Street, 22nd Floor, New York, NY 10005, serves as both the Acquiring Fund and Target Fund’s transfer agent.

SHAREHOLDER INFORMATION

As of September 30, 2026, the members of the Acquiring Fund Board and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

As of the date hereof, the Acquiring Fund does not know of any person or entity who “controlled” the Acquiring Fund (within the meaning of the 1940 Act). A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

As of the Record Date, the following shareholders beneficially owned 5% or more of the outstanding common shares of any class of the Acquiring Fund:

Name and Address of Shareholder(1)	Number of Shares	Percentage of Fund(2)
[]
[]
[]

(1)	This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.
(2)	Calculated on the basis of the amount of shares outstanding.

ADDITIONAL INFORMATION

References to “Fund” or “Funds” below refer to both the Target Fund and Acquiring Fund, unless otherwise indicated.

Solicitation and Voting of Proxies

The Acquiring Fund has retained a professional proxy solicitation firm to assist in soliciting proxies, Campaign Management. Campaign Management may also solicit proxies by mail, telephone, facsimile, or oral communications. The Acquiring Fund expects to pay Campaign Management customary fees and reimburse reasonable out-of-pocket expenses, which are currently estimated to be approximately $16,500 in the aggregate. The Acquiring Fund will bear the costs of the solicitation.

Solicitation of proxies is being made primarily by the mailing of the Notice of Special Meeting of Shareholders, the Proxy Statement, and the Proxy Ballot on or about November 11, 2026. In addition to the solicitation of proxies by mail, employees of Saba Capital and its affiliates, without additional compensation, may solicit proxies in person or by telephone, email, facsimile or oral communications.

If a shareholder wishes to participate in the Special Meeting of Shareholders, the shareholder may mail the Proxy Ballot originally sent with the Proxy Statement, attend virtually, vote telephonically, or vote online by logging on to www.proxyvote.com and following the online directions. Should shareholders require additional information regarding the proxy or require replacement of the Proxy Ballot, they may contact Campaign Management toll-free at (844) 410-4009 or via email at info@campaign-mgmt.com.

Shareholder Proposals

It is anticipated that the next annual meeting will be held in 2027, but the exact date, time, and location have yet to be determined. Any proposals of shareholders intended to be presented at the next annual meeting pursuant to SEC rule 14a-8 must be in writing and received at the Acquiring Fund’s principal executive offices no later than 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2026 annual meeting, in order for the proposal to be considered for inclusion in the proxy statement for that meeting.

Shareholders who wish to make a proposal that would not be included in the Fund’s proxy materials or to nominate a person or persons as a Trustee at the 2027 annual meeting of the Acquiring Fund must ensure that the proposal or nomination is delivered to the Fund’s principal executive offices no earlier than 120 days and no later than 90 days prior to the first anniversary date of the date on which the proxy materials were first sent or given to shareholders for the prior year’s annual meeting and includes the information specified in the Acquiring Fund’s Declaration of Trust and Bylaws. The chairperson of the annual meeting may disregard any nomination or other proposal by a shareholder that is not made in the manner described above.

Delivery of Proxy Statement

Please note that only one proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Acquiring Fund has received instructions to the contrary. To request a separate copy of a proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Acquiring Fund at 405 Lexington Avenue, 58th Floor, New York, NY, 10174 or by calling 212-542-4635.

Communications with the Board of Trustees

Shareholders may send other communications to the Board or an individual Trustee. Such communications should be sent to the Acquiring Fund’s Secretary at the address on the front of this Proxy Statement.

Other Business

Management of the Acquiring Fund does not intend to present and does not have reason to believe that others will present any items of business at the Special Meeting, except as described in this Proxy Statement. However, if other matters are properly presented at the Special Meeting in accordance with the Fund’s by-laws for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Special Meeting if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chair of the Special Meeting may, whether or not a quorum is present, adjourn the Special Meeting with respect to one or more matters to be considered on behalf of the Acquiring Fund without further notice to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the Proposal. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the Proposal described in this Proxy Statement. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on the Proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By order of the Board of Trustees,

Michael D’Angelo
Secretary

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[●], 2026

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Saba Capital Income & Opportunities Fund II, a non-diversified, closed-end management investment company, File No. 811-05459 (the “Target Fund”), and Saba Capital Income & Opportunities Fund, a non-diversified, closed-end management investment company, File No. 811-05410 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby enter into this Agreement and Plan of Reorganization (the “Agreement”) as of the date first set forth above and agree as follows:

1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a business trust duly formed, validly existing and in good standing in conformity with the laws of the State of Massachusetts and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject to the approval of the common shareholders of the Acquiring Fund (“Acquiring Fund Shareholders”) of the Acquiring Fund’s issuance of the “Acquiring Fund Shares” (as defined below) pursuant to the Reorganization.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Ernst & Young, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(n) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Target Fund and/or in the N-14 Registration Statement (as defined in Section 1(l) herein). The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i) The Acquiring Fund is not obligated under any provision of its Declaration of Trust or Bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those that will be shown in the Acquiring Fund’s Annual Report for the annual period ended October 31, 2026, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities

Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange (the “NYSE”), each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund with respect to the transactions contemplated herein (the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

The proxy statement for the Acquiring Fund Shareholders with respect to the issuance of the Acquiring Fund Shares pursuant to the Reorganization, and any supplement or amendment thereto (the “Acquiring Fund Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Acquiring Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquiring Fund Proxy Statement.

(m) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Acquiring Fund has issued [●] shares of common stock, without par value (the “Acquiring Fund Shares”).

(o) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s Declaration of Trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(q) At or prior to the Closing Date, the Acquiring Fund Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(r) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(s) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the laws of the State of Delaware and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Ernst & Young, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether or not determined or determinable as of such date that are required to be disclosed but not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Acquiring Fund. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its Agreement and Declaration of Trust or Bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those that will be shown in the Target Fund’s Annual Report for the annual period ended October 31, 2026, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund as of the Valuation Time, other than cash held in liability reserves in amounts necessary to pay taxes and expenses as provided in Section 6(a)(ii) and Section 6(c)(iv) of this Agreement, respectively, and distributions, if any, as provided in Section 3(c) and Section 9(k) of this Agreement. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the NYSE, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Target Fund has issued [●] of common shares, without par value (the “Target Fund Shares”). Each outstanding Target Fund Share is duly and validly issued and is fully paid and nonassessable, except as provided by the Target Fund’s Agreement and Declaration of Trust, and has the voting rights provided by the Target Fund’s Agreement and Declaration of Trust, Bylaws and applicable law. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 7(d).

(o) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(q)  The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(r) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3.	THE REORGANIZATION

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement, provided however that if, pursuant to the provisions of paragraph (c) of this Section 3 and paragraph (k) of Section 9 hereof, (i) the Target Fund determines to make any portion of the Target Fund Distributions (as defined in Section 3(c) herein) to the Target Fund Shareholders (as defined below) after the Closing Date, the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will exclude the amounts required for the payment of such portion of the Target Fund Distributions and the liabilities to be assumed by the Acquiring Fund shall not include such undistributed amount of such Target Fund Distributions, or (ii) the Target Fund determines that the Acquiring Fund will pay amounts in respect of such Target Fund Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such

Target Fund Distributions after the Closing Date, then the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will include the amounts required for the payment of such portion of the Target Fund Distributions and the liabilities to be assumed by the Acquiring Fund shall include such undistributed amount of such Target Fund Distributions. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Massachusetts.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to holders of Target Fund Shares (“Target Fund Shareholders”) entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such distributions (“Target Fund Distributions”) in one or more distributions to Target Fund Shareholders entitled to receive such Target Fund Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such Target Fund Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such Target Fund Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the Target Fund Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the Target Fund Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Shares received by it to its shareholders, pro rata, and cash in lieu of fractional shares, as provided in subsection (d) of Section 4 below. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the NYSE on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving and terminating under the laws of the State of Delaware and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4.	ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION

(a) A number of Acquiring Fund Shares with an aggregate net asset value equal to the value of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund) acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments, which shall be determined as set forth below.

(b) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, and the amounts of their liabilities shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed by the parties, and no adjustment will be made to the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be determined in accordance with such procedures.

(c) The Acquiring Fund shall issue to each Target Fund Shareholder book-entry interests for the Acquiring Fund Shares registered in the name of such Target Fund Shareholder on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Shares, subject to paragraph (d) below with respect to fractional shares.

(d) No fractional shares of Acquiring Fund Shares will be issued to holders of Target Fund Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the NYSE at the current market price for Acquiring Fund Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon issuance of book-entry interests representing Acquiring Fund Shares.

5.	PAYMENT OF EXPENSES

(a) The Target Fund and the Acquiring Fund will bear their respective expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, as applicable (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6.	COVENANTS OF THE FUNDS

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date, except to the extent that the Target Fund is required or permitted to dispose of assets prior to the Closing Date pursuant to Section 3(a) or Section 3(b) of this Agreement.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Alston & Bird (“Alston & Bird”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Alston & Bird).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Acquiring Fund Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv) the Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Shares to be issued in the Reorganization to be approved for listing on the NYSE prior to the Closing Date.

(v) the Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Proxy Statement/Prospectus and Acquiring Fund Proxy Statement which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, following the payment of any portion of the Target Fund Distribution to be paid to the Target Fund Shareholders by the Target Fund in accordance with Sections 3(c) and 9(k) hereof following the Closing, it will dissolve in accordance with the laws of the State of Delaware and any other applicable law, it will not make any distributions of any Acquiring Fund Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Proxy Statement/Prospectus (but only to the Target Fund Shareholders) which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

7.	CLOSING DATE

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Alston & Bird, 90 Park Avenue, New York, New York 10016, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver the Target Fund Investments to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) On the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record immediately prior to the Closing Date and the number of Target Fund Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.	CONDITIONS OF THE TARGET FUND

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by at least two-thirds of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Shareholders, representing a “1940 Act Majority” (as defined below) of the outstanding shares entitled to vote on this Agreement, which shall mean: (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund: (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund; and (ii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by any of the following: its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by any of the following: the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by any of the following: the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of Alston & Bird, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is validly existing as a business trust under the laws of the State of Massachusetts and in good standing under the laws of the State of Massachusetts and has the corporate power to conduct its business as described in the definitive Proxy Statement/Prospectus filed with the SEC pursuant to Rule 424(b) under the 1933 Act.

(ii) The execution and delivery by the Acquiring Fund of this Agreement and the performance of the Acquiring Fund’s obligations under the Agreement do not violate the Acquiring Fund’s Declaration of Trust or Bylaws.

(iii) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, Bylaws or the laws of the State of Massachusetts.

(g) That the Target Fund shall have received the opinion of Alston & Bird, counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is registered with the SEC as a non-diversified closed-end management investment company under the 1940 Act.

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(iii) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.	CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That the issuance of additional Acquiring Fund Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Shareholders, to the extent and as required by applicable law.

(b) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund: (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Shareholders, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(c) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by any of the following: its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by any of the following: the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any

Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(d) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by any of the following: the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Acquiring Fund shall have received the opinion of Alston & Bird, counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is validly existing and is in good standing under the laws of the State of Delaware.

(ii) The execution and delivery by the Target Fund of the Agreement did not, and the performance of the Target Fund’s obligations under the Agreement will not, violate the Agreement and Declaration of Trust or the Bylaws of the Target Fund.

(g) That the Acquiring Fund shall have received the opinion of Alston & Bird, counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(iii) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(k) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such Target Fund Distributions in one or more distributions to Target Fund Shareholders entitled to receive such Target Fund Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such Target Fund Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such Target Fund Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the Target Fund Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the Target Fund Distributions.

10.	TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by [●], 2027, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11.	INDEMNIFICATION

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to Saba Capital Income & Opportunities Fund II, 405 Lexington Avenue, 58th Floor, New York, New York 10174, Attention: Michael D’Angelo, Secretary of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Saba Capital Income & Opportunities Fund, 405 Lexington Avenue, 58th Floor, New York, New York 10174, Attention: Michael D’Angelo, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:
Name: Michael D’Angelo
Title: Secretary

SABA CAPITAL INCOME & OPPORTUNITIES FUND II

By:
Name: Nitin Sapru
Title: Vice President

SABA CAPITAL INCOME & OPPORTUNITIES FUND
405 LEXINGTON AVE., 58TH FL
NEW YORK, NEW YORK 10174

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04889-P58916

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

2. In their discretion, upon any other business that may properly come before the Special Meeting.

Note: Please sign exactly as name or names appear(s) on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The materials relating to this Special Meeting are available at www.proxyvote.com

T04890-P58916

SABA CAPITAL INCOME & OPPORTUNITIES FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder(s) of Saba Capital Income & Opportunities Fund revoking previous proxies, hereby appoint(s) Michael D'Angelo and Nitin Sapru, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Saba Capital Income & Opportunities Fund which the undersigned is/are entitled to vote, at the Special Meeting of Shareholders to be held on December 17, 2026, at 11:00 AM ET, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.viewproxy.com/sabacapital/broadridgevsm2/.

This proxy will be voted as instructed. **If no specification is made, the proxy will be voted "FOR" the proposal.**

PLEASE SIGN AND DATE ON THE REVERSE SIDE.